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Exhibit 23.2

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 21, 2001 included (or incorporated by reference) in Harrah's Entertainment, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP

Arthur Andersen LLP

Las Vegas, Nevada
August 21, 2001

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Exhibit 23.2
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS